Exhibit 10.8

THIRD AMENDMENT TO THIRD
AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of June 1, 2012 (the “Third Amendment Closing Date”) among USA COMPRESSION PARTNERS, LP, a Delaware limited partnership (“Holdings”), as Guarantor, USA COMPRESSION PARTNERS, LLC, a Delaware limited liability company (“USA Compression Partners”), and USAC LEASING, LLC, a Delaware limited liability company (“USAC Leasing” and together with USA Compression Partners, jointly and severally, the “Borrower”); and JPMORGAN CHASE BANK, N.A., a national banking association, for itself, as an LC Issuer and Lender, and as agent for Lenders (in such capacity, the “Agent”); and the other Lenders signatory hereto.

RECITALS:

WHEREAS, Holdings, Borrower, Agent and Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of December 23, 2010 (as amended from time to time, prior to the date hereof, the “Credit Agreement”);

WHEREAS, the parties desire to amend the Credit Agreement to increase the Aggregate Commitments and make certain other changes as further set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1:  Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

SECTION 2:  Amendments to Credit Agreement.

(a)           Amendments to Recitals.  Effective as of the Third Amendment Closing Date, the Recitals of the Credit Agreement are hereby amended by substituting “$500,000,000” with “$600,000,000.”

(b)           Amendments to Article I. Effective as of the Third Amendment Closing Date:

(i)            Article I of the Credit Agreement is hereby amended by amending and restating the following definition contained therein to read as follows:

“‘Aggregate Commitment’ means the aggregate of the Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof, which Aggregate Commitment shall on the Third Amendment Closing Date be in the amount of $600,000,000, which may be subsequently increased pursuant to the terms and conditions set forth herein, by an amount up to $50,000,000 as a result of the occurrence of a Commitment Adjustment Event.”

(ii)           Article I of the Credit Agreement is hereby further amended by adding, in proper alphabetical order, each of the following definitions thereto:

“‘Third Amendment’ means that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of June 1, 2012.”

“‘Third Amendment Closing Date’ means June 1, 2012.”

(c)           Amendment to Section 2.1.1(a)(ii).  Effective as of the Third Amendment Closing Date, Section 2.1.1(a)(ii) of the Credit Agreement is hereby amended by substituting “$550,000,000” with “$650,000,000.”

(d)           Amendment to Section 2.1.6.  Effective as the Third Amendment Closing Date, Section 2.1.6 of the Credit Agreement is hereby amended and restated to read as follows:

“2.1.6       Reallocation of Loans and Commitments.  On the Third Amendment Closing Date, (i) each Lender, if any, whose relative proportion of its Commitment hereunder is increasing over the proportion of the Commitment held by it prior to the Third Amendment Closing Date shall, by assignments among them (which assignments shall be deemed to occur hereunder automatically, and without any requirement for additional documentation, on the Third Amendment Closing Date) acquire a portion of the Loans and Commitments held by them from and among each other and (ii) each Lender who is becoming a party hereto on the Third Amendment Closing Date shall acquire a portion of the Loans and Commitments which increased from the Closing Date pursuant to this Third Amendment.  Pursuant to the foregoing sentence, the Lenders shall, through the Agent, make such other adjustments among themselves as shall be necessary so that after giving effect to assignments and adjustments, the Lenders shall hold all Loans outstanding under this Agreement ratably in accordance with their respective Commitments as reflected on the Commitment Schedule, as modified from time to time pursuant to the terms hereof.”

(e)           Amendment to Section 12.6.  Effective as of the Third Amendment Closing Date, Section 12.6 of the Credit Agreement is hereby amended and restated to read as follows:

“12.6      Assignment by LC Issuer.  Notwithstanding anything contained herein, if at any time JPMorgan Chase Bank, N.A. assigns all of its Commitment and Revolving Loans pursuant to Section 12.3, JPMorgan Chase Bank, N.A. may, upon thirty days’ notice to the Borrower and the Lenders, resign as LC Issuer.  In the event of any such resignation as LC Issuer, the Borrower shall be entitled to appoint from among the Lenders a successor LC Issuer (other than Merrill Lynch Capital and Goldman Sachs or any of their Affiliates) hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of JPMorgan Chase Bank, N.A. as LC Issuer.  If JPMorgan Chase Bank, N.A. resigns as LC Issuer, it shall retain all the rights and obligations of the LC Issuer hereunder with respect to the Facility LCs outstanding as of the effective date of its resignation as LC Issuer and all LC Obligations with respect thereto (including the right to require the Lenders to make Revolving Loans or fund risk participations in outstanding Reimbursement Obligations pursuant to Section 2.1.2(d)).”

(f)            Amendments to Exhibit G.  Effective as of the Third Amendment Closing Date (as hereinafter defined), Exhibit G of the Credit Agreement is hereby amended by substituting “$500,000,000” with “$600,000,000” in the description of the Credit Agreement set forth therein.

(g)           General Amendments.  Effective as of the Third Amendment Closing Date, the Commitment Schedule attached to the Credit Agreement is hereby amended and restated with the Commitment Schedule attached to this Third Amendment.

SECTION 3:  Representations and Warranties.  To induce Agent and Lenders to enter into this Amendment, each Loan Party represents and warrants that:

(a)           No Default.  After giving effect to this Amendment, no Default or Unmatured Default shall have occurred and be continuing as of the date hereof;

(b)           Representations and Warranties.  After giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of Loan Parties contained in the Loan Documents are true and correct in all material respects as of the Third Amendment Closing Date to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date; and

(c)           Authority.  (i) The execution, delivery and performance by each Loan Party of this Amendment are within its respective organizational powers and have been duly authorized by all necessary corporate or limited liability company action on the part of such Person, (ii) this Amendment is the legal, valid and binding obligation of each Loan Party enforceable against such Person in accordance with its terms and (iii) neither the execution, delivery or performance by each Loan Party of this Amendment (1) violates any law or regulation, or any order or decree of any governmental authority, (2) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound, (3) results in the creation or imposition of any Lien upon any of the Collateral (other than any Lien in favor of Agent), (4) violates or conflicts with the organizational or governing documentation of such Person, or (5) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained.

SECTION 4:  Conditions Precedent.  The effectiveness of this Amendment is subject to the following conditions precedent:

(a)           Documentation.  Agent shall have received each of the following, each in form and substance satisfactory to Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Agent (each of which shall be deemed to constitute a “Loan Document” pursuant to the Credit Agreement):

(i)            this Amendment or counterparts hereof, as well as completed Exhibits hereto;

(ii)           a written legal opinion of the Loan Parties’ counsel, addressed to the Agent, the LC Issuer and the Lenders;

(iii)          any Notes requested by a Lender pursuant to Section 2.22 of the Credit Agreement payable to the order of each such requesting Lender;

(iv)          a ratification of the other Loan Documents;

(v)           a certificate, signed by an Authorized Officer of the Borrowers stating that (i) no Default or Unmatured Default has occurred and is continuing as the Third Amendment Closing Date, and (ii) after giving effect to this Amendment and the transactions contemplated hereby, the warranties and representations of Loan Parties contained in Article V are true and correct in all material respects as of the Third Amendment Closing Date, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date;

(vi)          a Borrowing Base Certificate which calculates the Borrowing Base as of the end of the day that is two (2) Business Days immediately prior to the Third Amendment Closing Date;

(vii)         a Secretary’s Certificate for each Loan Party, which shall include as part of such certificate or as exhibits to the certificate, (i) the resolution of such Loan Party’s directors, members or managing partner (as applicable), authorizing the execution, delivery and performance of this Amendment and the Loan Documents to which such Loan Party is a party, (ii) an Incumbency Certificate containing the signatures of each Loan Party’s officers or agents authorized to execute and deliver those instruments, agreements and certificates referenced in (i) above, (iii) certified formation documents for each Loan Party and its governing documents, and (iv) a current Certificate of Good Standing or Certificate of Status issued by the secretary of state or other appropriate authority for each Loan Party’s state of organization or formation, as applicable, certifying that such Loan Party is in good standing and in compliance with all applicable organizational requirements of the state of organization;

(viii)        a fee letter dated the Third Amendment Closing Date executed by and between Borrowers and Agent (the “Third Amendment Fee Letter”); and

(ix)          such other documents, instruments, and agreements as the Agent, the LC Issuer, any Lender or their respective counsel may reasonably request in connection with the transactions contemplated by this Amendment and the other Loan Documents, each in form and substance reasonably satisfactory to the Agent.

(b)           Payment of Fees.  The Loan Parties shall have paid (i) a non-refundable amendment fee to the existing Lenders equal 0.10% of the aggregate principal amount of each such Lender’s Commitment (as in effect prior to giving effect to this Third Amendment) which fee shall be payable to the Agent and remitted by the Agent to each such existing Lender on the

Third Amendment Closing Date and shall be deemed fully earned at such time, (ii) a non-refundable commitment fee (x) to each new Lender, in an amount equal to 0.25% of the principal amount of such new Lender’s Commitment (as in effect on the Third Amendment Closing Date) and (y) to each existing Lender whose Commitment is being increased pursuant to this Third Amendment, in an amount equal to 0.25% of the principal amount of the increase in such Lender’s Commitment (as in effect on the Third Amendment Closing Date), which fees shall be payable to the Agent and remitted by the Agent to each such Lender on the Third Amendment Closing Date and shall be fully earned at such time, (iii) all fees owing to Agent pursuant to that certain Third Amendment Fee Letter, and (iv) all of the fees and expenses owing to the Agent, the Arranger, the LC Issuer and the Lenders pursuant to Section 9.6(a) of the Credit Agreement, to the extent invoiced to the Borrower prior to the date hereof.

(c)           No Default.  No Default or Unmatured Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing.

(d)           Warranties and Representations.  After giving effect to this Amendment and the transactions contemplated hereby, the warranties and representations of Loan Parties contained in the Loan Documents shall be true and correct in all material respects as of the Third Amendment Closing Date (except for such representations and warranties that have a materiality qualification, which shall be true and correct in all respects), with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, and all of such representations and warranties (except those relating to an earlier date) are hereby remade by Loan Parties as of the Third Amendment Closing Date.

SECTION 5:  No Waiver.  Nothing contained in this Amendment shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between any Loan Party and Agent and any Lender, and the failure of Agent or Lenders at any time or times hereafter to require strict performance by any Loan Party of any provision thereof shall not waive, affect or diminish any rights of Agent or Lenders to thereafter demand strict compliance therewith.  Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between any Loan Party and Agent or any Lender.

SECTION 6:  Ratification; Reference to and Effect on Loan Documents.

(a)           Ratification.  Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect.  Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not effect a novation of the Credit Agreement or any other Loan Document.  Each of the Loan Parties hereby ratifies and reaffirms each of the terms and conditions of the Loan Documents to which it is a party and all of its obligations thereunder.  Each of the Loan Parties hereby agrees that all liens and security interests securing payment of the Obligations under the Credit Agreement and each of the other Loan Documents are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations.

(b)           References.  Upon the effectiveness of this Amendment, each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

SECTION 7:  Miscellaneous.

(a)           Successors and Assigns.  This Amendment shall be binding on and shall inure to the benefit of Loan Parties, Agent, Lenders and their respective successors and assigns.

(b)           ENTIRE AGREEMENT.  THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL OTHER UNDERSTANDINGS, ORAL OR WRITTEN, WITH RESPECT TO THE SUBJECT MATTER HEREOF.

(c)           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)           Severability.  Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(e)           Counterparts.  This Amendment may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

(f)            Incorporation of Credit Agreement Provisions.  The provisions contained in Section 16.1 (Choice of Law), Section 16.2 (Consent to Jurisdiction), and Section 16.3 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

BORROWERS:

USA COMPRESSION PARTNERS, LLC

By:	/s/ Eric D. Long
Name:	Eric D. Long
Title:	Chief Executive Officer and President

USAC LEASING, LLC

By:	/s/ Eric D. Long
Name:	Eric D. Long
Title:	Chief Executive Officer and President

GUARANTOR:

USA COMPRESSION PARTNERS, LP

By: USA COMPRESSION GP, LLC, its General Partner

By:	/s/ Eric D. Long
Name:	Eric D. Long
Title:	Chief Executive Officer and President

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

AGENT:

JPMORGAN CHASE BANK, N.A.,
as Agent

By:	/s/ J. Devin Mock
Name: J. Devin Mock
Title: Authorized Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS:

JPMORGAN CHASE BANK, N.A.,
as Lender, LC Issuer and Swingline Lender

By:	/s/ J. Devin Mock
Name: J. Devin Mock
Title: Authorized Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

Regions Bank

By:	/s/ Jon Eckhouse
Name: Jon Eckhouse
Title: Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

Wells Fargo Bank, N.A.

By:	/s/ T. Alan Smith
Name: T. Alan Smith
Title: Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

Royal Bank of Canada

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

THE BANK OF NOVA SCOTIA

By:	/s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Jeffrey Marchetti
Name: Jeffrey Marchetti
Title: Authorized Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

UNION BANK, N.A.

By:	/s/ Albert R. Joseph
Name: Albert R. Joseph
Title: Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

BARCLAYS BANK PLC

By:	/s/ David Barton
Name: David Barton
Title: Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

COMERICA BANK

By:	/s/ Cyd Dillahunty
Name: Cyd Dillahunty
Title: Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

CATERPILLAR FINANCIAL SERVICES CORPORATION

By:	/s/ Charles C. Shupe III
Name: Charles C. Shupe III
Title: Credit Manager

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

RAYMOND JAMES BANK, N.A.

By:	/s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

GOLDMAN SACHS BANK USA

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

COMMITMENT SCHEDULE

Lender	Commitment

JPMorgan Chase Bank, N.A.	$95,000,000
Regions Bank	$75,000,000
Wells Fargo Bank, N.A.	$75,000,000
Royal Bank of Canada	$50,000,000
Bank of Nova Scotia	$50,000,000
PNC Bank, National Association	$50,000,000
Union Bank, N.A.	$50,000,000
Barclays Bank PLC	$50,000,000
Comerica Bank	$30,000,000
UBS Loan Finance LLC	$25,000,000
Caterpillar Financial Services Corporation	$25,000,000
Raymond James Bank, N.A.	$15,000,000
Goldman Sachs Bank USA	$10,000,000
Total	$600,000,000